EXHIBIT 3.13
Arkansas Secretary of State — Document No.: 4800460002 — Date Filed: 01-31-2006 09:47 AM — Total Pages: 1
CERTIFIED COPY
Arkansas Secretary of State
Charlie Daniels
State Capitol — Little Rock, Arkansas 72201-1094
501.682-3409 — www.sosweb-state-ar-us
Instructions: File with the Secretary of State, State Capitol, Little Rock, Arkansas 72201-1094. A copy will be returned after filing has been completed.
PLEASE TYPE OR CLEARLY PRINT IN INK
ARTICLES OF ORGANIZATION
The undersigned authorized manager or member or person forming this Limited Liability Company under the Small Business Entity Tax Pass Through Act, Act 1003 of 1993, adopts the following Articles of Organization of such Limited Liability Company:
First: The Name of the Limited Liability Company is:
Forrest City Arkansas Hospital Company, LLC
Must contain the words “Limited Liability Company,” “Limited Company,” or the abbreviation “L.L.C.,” “L.C.,” “LLC,” or “LC.” The word “Limited” may be abbreviated as “Ltd.”, and the word “Company” may be abbreviated as “Co.” Companies which perform Professional Service MUST additionally contain the words “Professional Limited Liability Company,” “Professional Limited Company,” or the abbreviations “P.L.L.C.,” “P.L.C.,” “PLLC,” or “PLC” and may not contain the name of a person who is not a member except that of a deceased member. The word “Limited” may be abbreviated as “Ltd.” and the word “Company” may be abbreviated as “Co.”
Second: Address of registered office of the Limited Liability Company which may be, but need not be, the place of business shall be:
c/o National Registered Agents, Inc. of AR
The Tower Building, 323 Center Street, Suite 1202
Little Rock, AR 72201
Third: The name of the registered agent and the physical business address of said agent shall be:
National Registered Agents, Inc. of AR
The Tower Building, 323 Center Street, Suite 1202

Little Rock, AR 72201
(a) Acknowledgment and acceptance of appointment MUST be signed. I hereby acknowledge and accept the appointment of registered agent for and on behalf of the above named Limited Liability Company.
/s/ Eileen Chaddock
Eileen Chaddock          Please sign here Special Asst- Secretary
Fourth: IF THE MANAGEMENT OF THIS COMPANY IS VESTED IN A MANAGER OR MANAGERS, A STATEMENT TO THAT EFFECT MUST BE INCLUDED IN THE SPACE PROVIDED OR BY ATTACHMENT:
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
PLEASE TYPE OR PRINT CLEARLY IN INK THE NAME OF THE PERSON (S) AUTHORIZED TO EXECUTE THIS DOCUMENT.
Robin J. Keck — Organizer
Signature of authorized manager, member, or person forming this Company: /s/ Robin J. Keck

2

Arkansas Secretary of State — Document No.: 4800460003 — Date Filed: 01-31-2006 09:47 AM — Total Pages: 1
CERTIFIED COPY
Arkansas Secretary of State
Charlie Daniels
State Capitol — Little Rock, Arkansas 72201-1094
501.682-3409 — www.sosweb-state-ar-us
APPLICATION FOR FICTITIOUS NAME
For A Limited Liability Company
To: Charlie Daniels
Secretary of State
State Capitol
Little Rock, Arkansas 72201-1094
Pursuant to the provisions of Act 1528 of 1999, the undersigned limited liability company hereby applies for the use of a fictitious name and submits herewith the following statement:
1 The fictitious name under which the business is being, or will be, conducted by this limited liability company is:
Forrest City Medical Center
2. The character of the business being, or to be, conducted under such fictitious name is:
Healthcare services
3. a) The limited liability company’s name and its date of qualification in Arkansas:
Forrest City Arkansas Hospital Company, LLC
b) The State of organization is:
Arkansas
c) The location (city and street address) of the registered office of the applicant limited liability company in Arkansas is:
Street c/o National Registered Agents, Inc., The Tower Building, 323 Center Street, Suite 1202
City        Little Rock
State      Arkansas 72201

Signature:        /s/ Robyn Keck
(The manager or member acknowledges that he/she is authorized to execute this application)
Address:           7100 Commerce Way, Suite 100, Brentwood, TN 37027
INSTRUCTIONS:
File with the Secretary of State’s Office, Corporations Division, State Capitol, Little Rock, Arkansas 72201-1094. A copy will be returned to the limited liability Company.
Fee $25.00
DN-18b/F-18b Rev. 2/03

4

Arkansas Secretary of State — Document No.: 4954460002 — Date Filed: 03-02-2006 03:39 PM — Total Pages: 1
CERTIFIED COPY
Arkansas Secretary of State
Charlie Daniels
State Capitol — Little Rock, Arkansas 72201-1094
501.682-3409 — www.sosweb-state-ar-us
APPLICATION FOR FICTITIOUS NAME
For A Limited Liability Company
To: Charlie Daniels
Secretary of State
State Capitol
Little Rock, Arkansas 72201-1094
Pursuant to the provisions of Act 1528 of 1999, the undersigned limited liability company hereby applies for the use of a fictitious name and submits herewith the following statement:
1 The fictitious name under which the business is being, or will be, conducted by this limited liability company is:
Forrest City Emergency Medicine Associates
2. The character of the business being, or to be, conducted under such fictitious name is:
Healthcare services
3. a) The limited liability company’s name and its date of qualification in Arkansas:
Forrest City Arkansas Hospital Company, LLC
b) The State of organization is:
Arkansas
c) The location (city and street address) of the registered office of the applicant limited liability company in Arkansas is:
Street   c/o National Registered Agents, Inc., The Tower Building, 323 Center Street, Suite 1202
City        Little Rock
State      Arkansas 72201

By:     Forrest City Hospital Corporation — Sole Member
Signature:       /s/ Robyn Keck — Asst. Secretary
(The manager or member acknowledges that he/she is authorized to execute this application)
Address:        7100 Commerce Way, Suite 100, Brentwood, TN 37027
INSTRUCTIONS:
File with the Secretary of State’s Office, Corporations Division, State Capitol, Little Rock, Arkansas 72201-1094. A copy will be returned to the limited liability Company.
Fee $25.00
DN-18b/F-18b Rev. 2/03

6